March 16, 2001


VIA EDGAR LINK

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

          Re: The Prudential Discovery Select Group Variable Contract Account
              (File No. 333-23371)

Dear Commissioners:

     On behalf of The Prudential Insurance Company of America, Newark, New Jersey and The Prudential Discovery Select Group Variable Contract Account, we hereby submit the annual report of the Account for filing with the Securities and Exchange Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 (the "Act"). The annual report is for the year ending December 31, 2000, and has been transmitted to contract owners in accordance with Rule 30d-2 under the Act.

     In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: AIM V.I. Growth and Income, AIM V.I. Value Fund, Janus Growth, Janus International Growth, MFS Emerging Growth, MFS Research Series, OCC Managed, OCC Small Cap, T. Rowe Price Equity Income, T. Rowe Price International Stock, Warburg Pincus Trust, Global Post-Venture Capital, The Prudential Series Fund:
Conservative Balanced, Diversified Bond, Value, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Money Market, Prudential Jennison and Stock Index.

1.       Filer/Entity          AIM Variable Insurance Funds
         Registration No.:     811-07452

         CIK No.               0000896435
         Accession No.:        0000899243-01-000534
         Date of Filing:       03/09/2001


2.       Filer/ Entity        Janus Aspen Series
         Registration No.:     811-07736
         CIK No.               0000906185
         Accession No.:        0001012709-01-000337
         Date of Filing:       02/21/2001


3.       Filer/Entity          MFS Emerging Growth Series
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-01-000080
         Date of Filing:       02/14/2001

4.       Filer/Entity          MFS Research Series
         Registration No.:     811-08326
         CIK No.               0000918571
         Accession No.:        0000950156-01-000072
         Date of Filing:       02/14/2001


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5.       Filer/Entity          OCC Accumulation Trust
         Registration No.:     811-08512
         CIK No.               0000923185
         Accession No.:        0000912057-01-006862
         Date of Filing:       02/28/2001

6.       Filer/Entity          T. Rowe Price Equity Income Portfolio
         Registration No.:     811-07143
         CIK No.               0000918294
         Accession No.:        00000918294-01-000005
         Date of Filing:       02/27/2001

7.       Filer/Entity          T. Rowe Price International Stock Portfolio
         Registration No.:     811-07145
         CIK No.               0000918292
         Accession No.:        00000918292-01-000001
         Date of Filing:       02/27/2001


 8.      Filer/Entity          Warburg Pincus Trust- Global Post-Venture
                               Capital Portfolio
         Registration No.:     811-07261
         CIK No.               0000941568
         Accession No.:        0000935069-01-000144
         Date of Filing:       03/05/2001

 9.      Filer/Entity          The Prudential Series Fund, Inc.
         Registration No.:     811-03623
         CIK No.               0000711175
         Accession No.:        0000950130-01-500234
         Date of Filing:       03/12/2001

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                     Sincerely,


                                     C. Christopher Sprague
                                     Vice President and Corporate Counsel